UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2008

GOAMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29359	22-3693371

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

        As previously reported by GoAmerica, Inc. (the “Company” or “GoAmerica”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2008 (the “Initial Form 8-K”), on January 10, 2008, the Company closed its transactions with Clearlake Capital Group (“Clearlake”), MCI Communications Services, Inc. (“Verizon”), and Hands On Video Relay Services, Inc. (“Hands On”). In sum:

•	The Company raised $125 million of equity and debt financing; $15 million of which is in the form of an unfunded credit facility.
•	The Company closed an asset purchase of the Verizon Telecommunications Relay Services (“TRS”) division, a leading provider of relay services.
•	The Company completed a merger with Hands On, a California-based provider of video relay and interpreting services.

        The foregoing summary description is not intended to be complete and is qualified in its entirety by the complete text of all of the Items contained in the Initial Form 8-K and the documents filed as exhibits to the Initial Form 8-K, which are incorporated herein by reference.

        This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(1)	The following year-end financial statements are incorporated herein by reference from the Company’s definitive proxy materials filed with the SEC on November 9, 2007:

Mass Markets — TeleRelay Services (Verizon’s TRS Division) Year-End Carve-Out Financial Statements:

Report of Independent Auditors

Independent Auditors’ Report

Carve-Out Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004

Carve-Out Statements of Selected Assets, Selected Liabilities and Parent Funding for the Years Ended December 31, 2006 and 2005

Carve-Out Statements of Parent Funding as of December 31, 2006, 2005 and 2004

Carve-Out Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

Notes to the Year-End Carve-Out Financial Statements

Hands On Video Relay Services, Inc. Year-End Financial Statements:

Report of Certified Public Accountants

Balance Sheets as of December 31, 2006, 2005 and 2004

Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004

Statements of Changes in Stockholders Deficit for the Years Ended December 31, 2006, 2005 and 2004

Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

Notes to the Year-End Financial Statements

Report of Certified Public Accountants with respect to a supplementary schedule

Statements of General and Administrative Expenses for the Years Ended December 31, 2006, 2005 and 2004

Hands On Sign Language Services, Inc. Year-End Financial Statements:

Report of Certified Public Accountants

Balance Sheets as of December 31, 2006, 2005 and 2004

Statements of Operations and Retained Earnings for the Years Ended December 31, 2006, 2005 and 2004

Statements of Stockholders Equity for the Years Ended December 31, 2006, 2005 and 2004

Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

Notes to the Year-End Financial Statements

Report of Certified Public Accountants with respect to a supplementary schedule

Statements of General and Administrative Expenses for the Years Ended December 31, 2006, 2005 and 2004

(2) The following interim financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Mass Markets — TeleRelay Services (Verizon’s TRS Division) Interim Carve-Out Financial Statements:

Condensed Carve-Out Statements of Selected Assets, Selected Liabilities and Parent Funding as of September 30, 2007 (unaudited) and December 31, 2006

Condensed Carve-Out Statements of Operations for the Nine Months Ended September 30, 2007 and September 30, 2006 (unaudited)

Condensed Carve-Out Statements of Cash Flows for the Nine Months Ended September 30, 2007 and September 30, 2006 (unaudited)

Notes to the Interim Carve-Out Financial Statements

Hands On Video Relay Services, Inc. and Hands on Sign Language Services, Inc. Combined Condensed Interim Financial Statements:

Combined Condensed Balance Sheets as of September 30, 2007 (unaudited) and December 31, 2006

Combined Condensed Statements of Operations for the Nine Months Ended September 30, 2007 and 2006 (unaudited)

Combined Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2007 and 2006 (unaudited)

Notes to the Combined Condensed Interim Financial Statements

(b) Pro Forma Financial Information.

        (1) The following pro forma financial information is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference:

GoAmerica, Inc. and Verizon’s TRS Division and Hands On Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2007

GoAmerica, Inc. and Verizon’s TRS Division and Hands On Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the nine months ended September 30, 2007

GoAmerica, Inc. and Verizon’s TRS Division and Hands On Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the year ended December 31, 2006

GoAmerica, Inc. and Verizon’s TRS Division and Hands On Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 23.2	Consent of KPMG LLP
Exhibit 23.3	Consent of Gallina LLP
Exhibit 99.1	Financial Statements of Business Acquired
Exhibit 99.2	Summary Pro Forma Financial Information

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOAMERICA, INC.

By: /s/ Donald G. Barnhart
Donald G. Barnhart, Senior Vice President

Dated: March 7, 2008

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 23.2	Consent of KPMG LLP
Exhibit 23.3	Consent of Gallina LLP
Exhibit 99.1	Financial Statements of Business Acquired
Exhibit 99.2	Summary Pro Forma Financial Information